Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

Americrown Service Corporation
a Delaware Corporation

ASC Holdings, Inc.
a Kansas Corporation

ASC Promotions, Inc.
a Florida Corporation

California Speedway Corporation
A Delaware Corporation
d/b/a Auto Club Speedway

Chicago Holdings, Inc
a Nevada Corporation

Chicagoland Speedway Corporation
a Delaware Corporation

Darlington Raceway of South Carolina, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Building, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings, LLC
a Delaware Limited Liability Company

Daytona Beach Property Headquarters Holdings Retail, LLC
a Delaware Limited Liability Company

Daytona International Speedway, LLC
a Delaware Limited Liability Company

Event Equipment Leasing, LLC
a Florida Corporation

Event Support Corporation
a Florida Corporation

Homestead-Miami Speedway, LLC
a Delaware LLC

ISC.Com, LLC
a Delaware Limited Liability Company

ISC Properties, LLC
a Florida Limited Liability Company

Kansas Speedway Corporation
a Kansas Corporation

Kansas Speedway Development Corp.
a Kansas Corporation

Martinsville International, Inc.
A Delaware Corporation

Michigan International Speedway, Inc.,
a Michigan Corporation

Motor Racing Network, Inc.,
a Florida Corporation
d/b/a MRN
d/b/a MRN Radio

Motorsports Acceptance Corporation
a Delaware corporation

Motorsports Shared Services, LLC
a Florida Limited Liability Company

North American Testing Company
a Florida Corporation

Pennsylvania International Raceway, Inc.,
a Pennsylvania Corporation

Phoenix Speedway Corp.,
a Delaware Corporation

RacingOne Multimedia, LLC
a Florida Limited Liability Company

Raceway Associates, LLC
a Delaware Limited Liability Company

Richmond International Raceway, Inc.,
a Delaware Corporation

Route 66 Raceway, LLC
a Delaware Limited Liability Company

Southeastern Hay & Nursery, LLC
a Florida Limited Liability Company

Talladega Superspeedway, LLC
a Delaware Limited Liability Company

Volusia Point Properties, LLC
a Florida Limited Liability Company

Watkins Glen International, Inc.,
a Delaware Corporation
d/b/a Watkins Glen International

380 Development, LLC
a Delaware Limited Liability Company